UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2015

 AMERICAN RAILCAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

North Dakota	000-51728	43-1481791
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Clark Street
St. Charles, Missouri	63301
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (636) 940-6000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 29, 2015, American Railcar Industries, Inc. (“ARI” or the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference. In conjunction with the press release, ARI has posted a supplemental information presentation to its website (www.americanrailcar.com) and a copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.
Limitation on Incorporation by Reference. The information furnished in this Item 2.02, including the press release attached hereto as Exhibit 99.1 and the presentation attached hereto as Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release and presentation attached as Exhibits 99.1 and 99.2 hereto, the press release and presentation contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press release and presentation, respectively, regarding these forward-looking statements.
Item 7.01. Regulation FD Disclosure.
On July 29, 2015, American Railcar Industries, Inc. issued a press release announcing details related to its the expansion of its tank railcar manufacturing facility in Marmaduke, Arkansas. A copy of the press release is attached hereto as Exhibit 99.3 to this report.
Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the press release attached hereto as Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as Exhibit 99.3 hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press release regarding these forward-looking statements.
Item 8.01. Other Events.
On July 28, 2015, the Company's Board of Directors authorized a stock repurchase program (the “Stock Repurchase Program”) pursuant to which the Company may, from time to time, repurchase up to $250 million of its common stock. As part of the Stock Repurchase Program, shares may be purchased in open market transactions including through block purchases, through privately negotiated transactions, pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Exchange Act, through tender offers or otherwise in accordance with applicable federal securities laws, including Rule 10b-18 of the Exchange Act on terms to be determined from time to time.
The Stock Repurchase Program will end upon the earlier of the date on which the plan is terminated by the Board or when all authorized repurchases are completed. The Stock Repurchase Program does not obligate the Company to purchase any particular amount of common stock at any particular price or at all. The Stock Repurchase Program may be suspended, modified, or terminated by the Company's Board of Directors at any time for any reason.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

Exhibit 99.1	Press release dated July 29, 2015 of American Railcar Industries, Inc. announcing financial results for the second quarter of 2015 and authorization for a stock repurchase program
Exhibit 99.2	Supplemental Information Presentation for the period ended June 30, 2015
Exhibit 99.3	Press release dated July 29, 2015 of American Railcar Industries, Inc. providing update regarding Marmaduke expansion

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2015		American Railcar Industries, Inc.

	By:	/s/ Umesh Choksi
	Name:	Umesh Choksi
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Number	Description

Exhibit 99.1	Press release dated July 29, 2015 of American Railcar Industries, Inc. announcing financial results for the second quarter of 2015 and authorization for a stock repurchase program
Exhibit 99.2	Supplemental Information Presentation for the period ended June 30, 2015
Exhibit 99.3	Press release dated July 29, 2015 of American Railcar Industries, Inc. providing update regarding Marmaduke expansion